UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                Current Report Pursuant To Section 13 Or 15(d) Of
                       The Securities Exchange Act Of 1934


                        Date Of Report: October 20, 2000
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


             DELAWARE                                      77-0381362
 (State Or Other Jurisdiction Of                (I.R.S. Employer Identification
  Incorporation Or Organization)                            Number)



                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)



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Item 5.           Other Events

         On October 20, 2000, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") announced the hiring of David E. Porter as Senior Vice President of Commercial and Retail Banking for its wholly owned subsidiary, Monterey Bay Bank ("Bank"). Monterey Bay Bancorp, Inc. also announced that C. Edward Holden, Chief Executive Officer and Vice Chairman of the Company and the Bank, has been appointed President of both the Company and the Bank. The Company also announced that Gary C. Tyack has resigned as Senior Vice President and Director of Retail Banking for the Bank.

Item 7.           Financial Statements And Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

                  99.1     Press Release dated October 20, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:             October 20, 2000          By:      /s/ C. Edward Holden
                                                     --------------------
                                                     C. Edward Holden
                                                     Chief Executive Officer

Date:             October 20, 2000          By:      /s/ Mark R. Andino
                                                     ------------------
                                                     Mark R. Andino
                                                     Chief Financial Officer
                                                     (Principal Financial &
                                                     Accounting Officer)



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                                  EXHIBIT INDEX


Exhibit Number              Exhibit
--------------              -------

Exhibit 99.1                Press Release Dated October 20, 2000



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